Exhibit 99.2

4Q21 EARNINGS REPORT PennyMac Financial Services, Inc. February 2022

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management's beliefs, estimates, projections and assumptions with respect to, among other things, the Company's financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like "believe," "expect," "anticipate," "promise," "project," "plan," and other expressions or words of similar meanings, as well as future or conditional verbs such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding the future impact of the COVID-19 pandemic on our business; future loan origination, servicing and production; future loan delinquencies, forbearances and servicing advances; future early buyout activity and other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, man-made or natural disasters, climate change and pandemics such as COVID-19; failure to modify, resell or refinance early buyout loans; the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our businesses; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to the Company's businesses, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in growing loan production volume; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; changes in prevailing interest rates; our substantial amount of indebtedness; the discontinuation of LIBOR; increases in loan delinquencies and defaults; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant source of financing for, and revenue related to, our mortgage banking business; maintaining sufficient capital and liquidity to support business growth including compliance with financial covenants; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; decreases in the returns on the assets that we select and manage for our clients, and our resulting management and incentive fees; the extensive amount of regulation applicable to our investment management segment; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our recent growth; our ability to effectively identify, manage, monitor and mitigate financial risks; our initiation or expansion of new business activities or strategies; our ability to detect misconduct and fraud; our ability to mitigate cybersecurity risks and cyber incidents; our ability to pay dividends to our stockholders; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

This presentation contains financial information calculated other than in accordance with U.S. generally accepted accounting principles ("GAAP"), such as pretax income excluding valuation-related items that provide a meaningful perspective on the Company's business results since the Company utilizes this information to evaluate and manage the business. Non-GAAP disclosure has limitations as an analytical tool and should not be viewed as a substitute for financial information determined in accordance with GAAP.

2

FOURTH QUARTER HIGHLIGHTS

PENNYMAC FINANCIAL SERVICES

4Q21 Results

Net income	Diluted EPS[1]
$173mm	$2.79

Return on equity	Book value per share
20%	$60.11

Capital Return

Shares repurchased	Dividend per common share
3.9mm	$0.20

PRODUCTION

Pretax income	Consumer direct lock volume	Broker direct lock volume	Government correspondent lock volume	Total loan acquisitions and originations[2]
$107mm	$14.2bn	$3.9bn	$15.5bn	$47.1bn

SERVICING

Pretax income	MSR[1] fair value changes and hedging results	MSR fair value changes and hedging impact to EPS	Pretax income excluding valuation-related items[3]	Total servicing portfolio UPB[1][2]
$126mm	$(96)mm	$(1.15)	$218mm	$510bn

INVESTMENT MANAGEMENT

Pretax income	Assets under management	Revenue
$1.5mm	$2.4bn	$10.5mm

Note: All figures are for 4Q21 or as of 12/31/21
[1] EPS = earnings per share. MSR = mortgage servicing rights. UPB = unpaid principal balance
[2] Includes volume fulfilled or subserviced for PennyMac Mortgage Investment Trust (NYSE: PMT).
[3] Excludes $58.4 million in MSR fair value declines, $37.7 million in hedging losses and a $4.3 million reversal related to provisions for losses on active loans. See slide 13 for additional details.

3

2021 ACCOMPLISHMENTS DEMONSTRATE BEST - IN - CLASS MANAGEMENT 4 Record operational results… …drove exceptional financial performance... …while positioning for the long - term … …and returning capital to shareholders. Total production (1) $234bn Consumer direct originations $43bn Servicing portfolio (1) $510bn Net income $1.0bn Diluted EPS $14.87 Return on equity 29% Share repurchases $958mm Total capital returned >$1bn Cash dividends $ 53mm Long - term debt raised $1.15bn Investments in transformational technology $100mm Note: All figures are for the full year 2021 or as of 12/31/21 (1) Includes volume fulfilled or subserviced for PMT

5 ORIGINATION MARKET REMAINS HISTORICALLY LARGE U.S. Mortgage Origination Market (1) ($ in trillions) Mortgage Rates Remain Low on a Historical Basis • Economic forecasts for 2022 total originations average $ 3.1 trillion; while a large market by historical standards, it reflects a substantial decline from a record 2021 ‒ Excess industry capacity established in recent years will need to be right - sized • Purchase origination market expected to total a record $ 2.0 trillion ‒ Pennymac has historically over - indexed the purchase money market and was the largest producer of purchase - money loans in the U.S . in the first nine months of 2021 (4) (1) Actual originations: Inside Mortgage Finance. Purchase originations for 4Q21 and forecast for total originations: Average of Mortgage Bankers Association (1/21/22 ), Fannie Mae (1/10/22), and Freddie Mac ( 1/7/22 ) forecasts . (2) Freddie Mac Primary Mortgage Market Survey. 3.55 % as of 1/27/22 . (3) Bloomberg: Difference between Freddie Mac Primary Mortgage Market Survey and the 30 - Year Fannie Mae or Freddie Mac Par Coupon ( MTGEFNCL) Index. (4) Inside Mortgage Finance. Pennymac collectively refers to PFSI and PMT, an independent mortgage real estate investment trust listed on the New York Stock Exchan ge . (2) (3) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Average 30-year fixed rate mortgage Primary/secondary spread $1.3 $1.5 $2.0 $2.0 $1.1 $2.6 $2.8 $1.1 $2.3 $4.1 $4.8 $3.1 2019 2020 2021 2022E Purchase Refinance

$172 ($15) $262 $307 $147 $147 $543 $800 2018 2019 2020 2021 Pretax income Pretax income excluding valuation-related changes BALANCED BUSINESS MODEL IS A KEY STRATEGIC ADVANTAGE 6 Production Pretax Income ($ in millions) Servicing Pretax Income ($ in millions) (1) • Our consumer direct lending channel remains a significant contributor to PFSI’s sustained profitability • Servicing income reflects a growing portfolio, economies of scale and loss mitigation activities • Disciplined focus on expense management given current market environment (1) Valuation - related changes include MSR fair value changes before recognition of realization of cash flows, related hedging and o ther gains (losses), and provision for losses on active loans considered in the assessment of MSR fair value changes – see slide 2 3. (2) See slide 2 0 $87 $528 $1,964 $1,044 2018 2019 2020 2021 Estimated contribution from direct lending (consumer and broker) The contracting mortgage origination market presents headwinds for PFSI’s performance; ROE is projected to trend lower before returning to its pre - COVID average over time (2)

TRANSFORMATIVE BRAND AND TECHNOLOGY INVESTMENTS SUPPORT THE NEXT STAGE OF PENNYMAC’S GROWTH 7 • Technology rollouts for our direct - lending businesses expected in the near term ‒ Streamlined processes ‒ Enhanced self - serve capabilities ‒ Increased efficiency for loan officers and brokers ‒ Common platform across all production channels enhances operational efficiency • Expected to drive higher conversion, improved portfolio retention, faster closing times and lower loan manufacturing costs • State - of - the - art technology combining proprietary and leading third - party platforms • Launched a new evolution of Pennymac’s brand in January ‒ Reflects Pennymac’s commitment to its core values (Accountable, Reliable, Ethical) and underscores our mission to be the most trusted and respected partner in the industry ‒ Critical to Pennymac’s scale and evolution • Targeted approach with disciplined management of related expenses to drive new customer acquisition and increased recapture • Plans for additional campaign rollouts throughout 2022 (TV, consumer communication, social , website, etc .) Technology Marketing • Proven ability to invest in technology to drive enhanced customer service, operational scale and efficiency • Uniquely positioned to represent trust, stability and long - term partnership across all business lines We expect the success of Pennymac’s direct lending channels to continue as we leverage increased brand awareness and technology enhancements

0.3% 1.1% 2.2% 2.3% 2017 2018 2019 2020 2021 N/A PENNYMAC’S MARKET SHARE OVER TIME ACROSS ITS BUSINESSES 8 0.5% 0.5% 0.7% 0.9% 1.4% 2017 2018 2019 2020 2021 2.3% 2.8% 3.4% 3.7% 4.1% 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT (1) Historical market share estimates based on Inside Mortgage Finance. Inside Mortgage Finance estimates $4.8 trillion in total ori gination volume for 2021. For 2021, we estimate the correspondent channel represented 22% of the overall origination market, retail represented 63% and broker represented 15%. Loan servicing market share is based on PFSI’s servicing portfolio UPB of $510 billion divided by an estimated $12.4 trillion in mortgage debt outstanding. Correspondent Production Market Share (1) Consumer Direct Market Share (1) Loan Servicing Market Share (1) Broker Direct Market Share (1) 10.5% 11.8% 14.9% 17.7% 16.8% 2017 2018 2019 2020 2021

PRODUCTION SEGMENT HIGHLIGHTS – VOLUME BY CHANNEL

Correspondent
(UPB in billions)


$59.2
$56.9
$38.0
$18.9
$45.6
$44.0
$28.6
$15.4
$32.8
$30.3
$17.2
$15.7
4Q20
3Q21
4Q21
Government loans (1)
Conventional loans for PMT (2)
Total locks (3)

Consumer Direct
(UPB in billions)


$12.8
$8.0
$3.7
$4.4
$16.3
$11.1
$6.2
$4.9
$14.2
$10.6
$6.3
$4.3
4Q20
3Q21
4Q21
Government loans
Conventional loans
Total locks

Broker Direct
(UPB in billions)


$5.7
$4.5
$3.5
$1.0
$4.9
$4.0
$3.1
$0.9
$3.9
$3.7
$2.8
$0.9
4Q20
3Q21
4Q21
Government loans
Conventional loans
Total locks

January 2022

Locks: (UPB in billions)	$7.5
Acquisitions: (UPB in billions)	$7.6

January 2022

Locks: (UPB in billions)	$3.7
Originations: (UPB in billions)	$3.2
Committed pipeline(4): (UPB in billions)	$4.6

January 2022

Locks: (UPB in billions)	$1.2
Originations: (UPB in billions)	$0.8
Committed pipeline(4): (UPB in billions)	$1.3

Note: Figures may not sum due to rounding
(1) For government-insured loans, PFSI earns income from holding and selling or securitizing the loans
(2) For conventional and jumbo loans, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securitizing the loans
(3) Includes locks related to PMT loan acquisitions, including conventional loans for which PFSI earns a fulfillment fee
(4) Commitments to originate mortgage loans at specified terms at period end

9

PENNYMAC FINANCIAL SERVICES

DRIVERS OF PRODUCTION SEGMENT PROFITABILITY

	4Q20				3Q21				4Q21			
	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue
Government Correspondent	$ 18,180	51	$ 93.5	12%	$ 15,661	27	$ 42.9	8%	$ 15,059	24	$ 36.3	11%
Consumer Direct	8,984	533	478.8	63%	11,678	382	446.7	80%	10,070	336	338.7	99%
Broker Direct	4,351	205	89.0	12%	3,963	77	30.6	5%	3,155	68	21.4	6%
Other[2]	n/a	n/a	22.0	3%	n/a	n/a	(6.0)	-1%	n/a	n/a	(75.6)	-22%
Total PFSI account revenues (net of Loan origination expense)	**$ 31,515**	**217**	**$ 683.3**	**90%**	**$ 31,303**	**165**	**$ 515.2**	**92%**	**$ 28,284**	**113**	**$ 320.8**	**94%**
PMT Conventional Correspondent	36,610	20	72.6	10%	28,301	16	43.9	8%	13,991	14	20.2	6%
Total Production revenues (net of Loan origination expense)		**111**	**$ 755.9**	**100%**		**94**	**$ 559.1**	**100%**		**81**	**$ 340.9**	**100%**
Production expenses (less Loan origination expense)	**$ 68,126**	**27**	**$ 183.2**	**24%**	**$ 59,604**	**38**	**$ 228.5**	**41%**	**$ 42,275**	**55**	**$ 234.4**	**69%**
Production segment pretax income		**84**	**$ 572.6**	**76%**		**55**	**$ 330.6**	**59%**		**25**	**$ 106.5**	**31%**

- Direct lending channels have outsized impact on Production earnings – represented 31% of fallout adjusted lock volume (including PMT's conventional lock volume) in 4Q21, but approximately 90% of segment pretax income
- Production revenue margins were higher in both direct lending channels – revenue per fallout adjusted lock for PFSI's own account was 113 basis points in 4Q21, down from 165 basis points in 3Q21
- Costs[3] vary by channel – ranging from approximately 10 basis points in correspondent to 140 basis points in consumer direct; as the mix shift towards direct lending continues, production expenses as a percentage of fallout adjusted locks are expected to trend higher

[1] Expected revenue net of direct origination costs at time of lock
[2] Reflects timing of revenue and loan origination expense recognition, hedging, pricing & execution changes, and other items
[3] Costs are fully allocated Production expenses net of Loan origination expense

10

PRODUCTION SEGMENT HIGHLIGHTS – BUSINESS TRENDS BY CHANNEL 11 • Pennymac remains the largest correspondent aggregator in the U.S . with 768 correspondent sellers • Purchase volume in 4Q21 was $21.6 billion, down from $28.9 billion in 3Q21 and $24.5 billion in 4Q20 • Lower fulfillment fees Q/Q driven by decline in conventional acquisition volumes and discretionary reductions made by PFSI to facilitate successful loan acquisition activity by PMT ‒ Impacted by significant levels of competition for conventional loans, including from the GSEs • Correspondent volume drives servicing portfolio growth while generating additional leads for consumer direct • Profitability driven by low cost structure and operational excellence • Continued success in the channel driven by: ‒ Expanding opportunity to serve customers in our large and growing servicing portfolio ‒ Purchase lock volume in 4Q21 was $784 million, essentially unchanged from 3Q21 and up from $505 million in 4Q20 ‒ New Customer Acquisition interest rate lock commitments in 4Q21 totaled $1.9 billion, down from $2.0 billion in 3Q21 and up from $1.3 billion in 4Q20 • Margins remain attractive but declined from 3Q21 levels • Future growth expected to be driven by the changing demands of our servicing portfolio customers as we leverage investments in technology and marketing • Funding volumes were down slightly from 3Q21 as we maintain pricing discipline • Approved brokers totaled 2,148 at December 31, 2021, or approximately 15% of the total population of brokers ‒ Large opportunity with approximately 15,000 brokers and non - delegated sellers active in the market • The channel remains competitive with margins that declined further from 3Q21 levels • Remain optimistic for continued growth in the channel supported by significant investments in technology and the introduction of new products CORRESPONDENT CONSUMER DIRECT BROKER DIRECT Multi - channel approach provides flexibility and has proven to be a competitive advantage, supporting profitability and pricing discipline while driving growth of the servicing portfolio

SERVICING SEGMENT HIGHLIGHTS

- Servicing portfolio totaled $509.7 billion in UPB at December 31, 2021, up 3% Q/Q and 19% Y/Y
- Strong production volumes led to continued portfolio growth despite elevated prepayment activity
- Decrease in delinquency rates as borrowers continue to emerge from forbearance plans with the successful implementation of loss mitigation activities
- Decrease in EBO loan volume as a result of a declining population of loans eligible to be bought out
- Increase in modifications driven by forbearance exits from EBO loans previously sold to third parties

Selected Operational Metrics

	3Q21	4Q21
Loans serviced (in thousands)	2,111	2,147
60+ day delinquency rate - owned portfolio[1]	6.1%	4.7%
60+ day delinquency rate - sub-serviced portfolio[2]	1.2%	0.9%
Actual CPR - owned portfolio[1]	27.2%	23.5%
Actual CPR - sub-serviced[2]	23.6%	19.8%
UPB of completed modifications ($ in millions)[3]	$4,700	$6,168
EBO loan volume ($ in millions)[4]	$5,514	$3,663

Loan Servicing Portfolio Composition
(UPB in billions)



$426.8
$495.4
$509.7
12/31/20
9/30/21
12/31/21
Prime owned
Prime subserviced and other

Net Portfolio Growth
(UPB in billions)



$495.4
($32.8)
$47.1
$509.7
At 9/30/21
Runoff(5)
Additions from loan production(6)
At 12/31/21

[1] Owned portfolio is predominantly government-insured and guaranteed loans under the FHA (39%), VA (36%), and USDA (8%) programs. Delinquency data based on loan count (i.e., not UPB). CPR = Conditional Prepayment Rate.
[2] Represents PMT's MSRs. Excludes distressed loan investments
[3] UPB of completed modifications includes loss mitigation efforts associated with partial claims programs
[4] Early buyouts of delinquent loans from Ginnie Mae pools during the period
[5] Also includes loans sold with servicing released in connection with any asset sales by PMT
[6] Includes consumer and broker direct production, government correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT

12

SERVICING PROFITABILITY EXCLUDING VALUATION-RELATED CHANGES

	4Q20		3Q21		4Q21	
	$ in millions	basis points[(1)]	$ in millions	basis points[(1)]	$ in millions	basis points[(1)]
Operating revenue	$ 272.2	26.3	$ 272.1	22.5	$ 296.6	23.6
Realization of MSR cash flows	(89.6)	(8.7)	(82.2)	(6.8)	(97.0)	(7.7)
EBO loan-related revenue[(2)]	233.3	22.5	160.6	13.3	206.0	16.4
Servicing expenses:						
Operating expenses	(91.1)	(8.8)	(109.6)	(9.1)	(106.6)	(8.5)
Payoff-related expense[(3)]	(39.5)	(3.8)	(36.4)	(3.0)	(33.0)	(2.6)
Losses and provisions for defaulted loans	(12.6)	(1.2)	(15.7)	(1.3)	(13.6)	(1.1)
EBO loan transaction-related expense	(5.9)	(0.6)	(4.8)	(0.4)	(3.9)	(0.3)
Financing expenses:						
Interest on ESS	(2.0)	(0.2)	-	-	-	
Interest to third parties	(30.6)	(3.0)	(35.6)	(2.9)	(30.6)	(2.4)
Pretax income excluding valuation-related changes	**$ 234.3**	**22.6**	**$ 148.4**	**12.3**	**$ 217.9**	**17.3**
Valuation-related changes						
MSR fair value[(4)]	(44.2)		(65.5)		(58.4)	
ESS liability fair value	6.7		-		-	
Hedging derivatives gains (losses)	(109.1)		(86.5)		(37.7)	
Provision for losses on active loans[(5)]	(45.6)		11.5		4.3	
Servicing segment pretax income	**$ 42.0**		**$ 8.0**		**$ 126.1**	
Average servicing portfolio UPB	**$ 414,351**		**$ 484,107**		**$ 503,176**	

- Operating revenue increased $24.6 million driven by an increase in servicing fees from a larger servicing portfolio; operating expenses as a percentage of average servicing portfolio UPB decreased
- Realization of MSR cash flows increased $14.8 million as delinquent loans continued to rehabilitate and provide greater ongoing income to the MSR portfolio
- EBO loan-related revenue increased $45.3 million driven by higher volume of modifications (see slide 12)
- Payoff-related expense from prepayments remains elevated but decreased $3.4 million

(1) Of average portfolio UPB, annualized
(2) Comprised of net gains on mortgage loans held for sale at fair value and interest income related to EBO loans
(3) Consists of interest shortfall and recording and release fees
(4) Changes in fair value do not include realization of MSR cash flows
(5) Considered in the assessment of MSR fair value changes

13

HEDGING APPROACH MODERATES THE VOLATILITY OF PFSI'S RESULTS OVER TIME

PENNYMAC FINANCIAL SERVICES

MSR Valuation Changes and Offsets
($ in millions)



MSR fair value change before recognition of realization of cash flows
Hedging and other gains (losses)
Production pretax income
($559)
$405
$528
($1,110)
$943
$1,964
($10)
($439)
$938
($58)
($38)
$107
2019
2020
9M21
4Q21

- PFSI seeks to moderate the impact of interest rate changes on the fair value of its MSR asset through a comprehensive hedge strategy that also considers production-related income
- In 4Q21, MSR fair value decreased $58 million[1], comprised of:
  - $28 million in fair value declines due to changes in interest rates, primarily due to a significant flattening of the yield curve
  - $30 million in other valuation declines, primarily due to increases to short-term prepayment projections
- $38 million from decreases in hedging results:
  - Largely driven by elevated hedge costs during the quarter

[1] Before recognition of realization of cash flows

14

TRENDS IN DELINQUENCIES, FORBEARANCE AND LOSS MITIGATION

PENNYMAC FINANCIAL SERVICES

30+ Day Delinquency Rate and Forbearance Trend[1]


15.1%
14.1%
12.6%
10.2%
9.0%
8.3%
7.0%
7.2%
12.4%
10.1%
7.8%
6.3%
6.4%
4.9%
3.2%
1.5%
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
9/30/21
12/31/21
Forbearance Rate
30+ Day Delinquency Rate

Forbearance Outcomes[2]


3.2%
0.8%
1.1%
0.1%
0.2%
0.9%
0.6%
1.5%
9/30/21
Re-performing
Active Loss Mitigation
Paid-in-full
30+ DQ not in forbearance
Extended
New forbearances
12/31/21
Beginning period forbearance
Ending period forbearance

- Overall mortgage delinquency rates have returned to pre-pandemic levels; however, delinquency rates of seriously delinquent loans (90+ days) remain elevated
- In PFSI's predominately government MSR portfolio, approximately 266,000 borrowers have been enrolled in a forbearance plan related to COVID-19 since the enactment of the CARES Act
  - Through December 31, approximately 245,000 borrowers have exited or are in the process of exiting their forbearance plan including those borrowers that have paid-in-full
- Servicing advances outstanding increased to approximately $564 million at December 31, 2021 from $430 million at September 30, 2021
  - Advances increased from September 30, 2021 as expected due to property tax payments
  - No P&I advances are outstanding, as prepayment activity continues to sufficiently cover remittance obligations
- Of the 0.8% reduction in forbearance related to re-performance
  - 0.2% were forbearances that remained current or went delinquent and subsequently became current
  - 0.6% were FHA Partial Claims or completed modifications

Note: Figures may not sum due to rounding
(1) Owned MSR portfolio. Delinquency and forbearance data based on loan count (i.e. not UPB). As of 12/31/21, 30+ day delinquency units amounted to 92,564, forbearance units amounted to 20,459, total portfolio units were 1,327,362, and portfolio UPB was $288 billion.
(2) Forbearance outcomes based on loan count as a percentage of beginning period loans in forbearance.

15

INVESTMENT MANAGEMENT SEGMENT HIGHLIGHTS 16 • Net AUM as of December 31, 2021 were $ 2.4 billion, down 5 % from September 30, 2021, and up 3 % from December 31, 2020 ‒ Decrease in AUM primarily due to PMT’s net loss in 4Q21 • Investment M anagement segment revenues were $ 10.5 million, up 7 % from 3 Q21 and up 8 % from 4Q20 Investment Management AUM ($ in billions) Investment Management Revenues ($ in millions) $2.3 $2.5 $2.4 12/31/20 9/30/21 12/31/21 $9.7 $10.1 $10.5 ($0.3) $9.7 $9.8 $10.5 4Q20 3Q21 4Q21 Base management fees & other revenue Performance incentive

APPENDIX

18 PENNYMAC IS AN ESTABLISHED LEADER IN THE U.S. MORTGAGE MARKET WITH SUBSTNATIAL GROWTH POTENTIAL $197 billion in 2020 $510 billion outstanding IN SER VIC ING (1) YEARS FOR PFSI AS A PUBLIC COMPANY 8 14 YEARS OF OPERATIONS PMT # 2 • CORRESPONDENT PRODUCTION • CONSUMER DIRECT • BROKER DIRECT IN PRODUCTION (1) IS A LEADING RESIDENTIAL MORTGAGE REIT # 6 Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT. All figures are as of 12/31/21 unless otherwise noted. (1) Inside Mortgage Finance for the 9 months ended or as of 9/30/21 $2.4 billion in assets under management 12 - year track record 2+ million customers $ 234 billion in 2021

OVERVIEW OF PENNYMAC FINANCIAL’S BUSINESSES 19 LOAN PRODUCTION Correspondent aggregation of newly originated loans from third - party sellers - PFSI earns gains on delegated government - insured and non - delegated loans - Fulfillment fees for PMT’s delegated conventional loans Consumer direct origination of conventional and government - insured loans Broker direct origination launched in 2018 LOAN SERVICING Servicing for owned MSRs and subservicing for MSRs owned by PMT Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae Industry - leading capabilities in special servicing Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity INVESTMENT MANAGEMENT External manager of PMT, which invests in mortgage - related assets: - GSE credit risk transfer investments - MSR investments - Investments in prime non - agency MBS and asset - backed securities Synergistic partnership with PMT Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems Operating platform has been developed organically and is highly scalable Commitment to strong corporate governance, compliance and risk management since inception PFSI is well positioned for continued growth in this market and regulatory environment

0.0% 1.0% 2.0% 3.0% 4.0% 10-Year Treasury Yield $1.8 $1.3 $1.7 $2.1 $1.8 $1.6 $2.3 $4.1 $4.8 2013 2014 2015 2016 2017 2018 2019 2020 2021 U.S. Origination Market (in trillions) 48% 75% 64% 61% 73% 80% 63% 40% 45% 40% 58% 53% 49% 63% 71% 54% 36% 41% 2013 2014 2015 2016 2017 2018 2019 2020 2021 PFSI Purchase Mix Industry Purchase Mix 20 PFSI’S TRACK RECORD ACROSS VARIOUS MARKET ENVIORNMENTS IS UNIQUE AMONG INDEPENDENT MORTGAGE BANKS Proven ability to generate attractive ROEs… …across different market environments… …with a strong orientation towards purchase money mortgages. (1) Represents partial year. Initial Public Offering was May 8, 2013 . (2) Inside Mortgage Finance . (3) Bloomberg (4) Inside Mortgage Finance for historical data. Industry purchase mix for 4 Q 21 represents the average of Mortgage Bankers Association (1/21/22), Fannie Mae (1/20/22), and Freddie Mac (1/7/22) estimates. (1) (2) (3) (4) Average: 25% 11% 19% 20% 22% 26% 13% 22% 61% 29% 2013 2014 2015 2016 2017 2018 2019 2020 2021 PFSI's Annualized Return on Average Common Stockholders' Equity (ROE)

0.0% 1.0% 2.0% 3.0% 4.0% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% CURRENT MARKET ENVIRONMENT AND MACROECONOMIC TRENDS 21 Average 30 - year fixed rate mortgage (1) 10 - year Treasury Bond Yield (2) Macroeconomic Metrics (3) Footnotes (1) Freddie Mac Primary Mortgage Market Survey. 3.55% as of 1/27/22 (2) U.S. Department of the Treasury. 1.80% as of 1/27/22 (3) 10 - year Treasury bond yield and 2/10 year Treasury yield spread: Bloomberg. Average 30 - year fixed rate mortgage: Freddie Mac Primary Mortgage Market Survey. Average secondary mortgage rate: 30 - Year FNCL Par Coupon Index (MTGEFNCL), Bloomberg. U.S. home price appreciation: S&P CoreLogic Case - Schiller U.S. National Home Price NSA Index (SPCSUSA). Data is as of 11/30/21 . Residential mortgage originations are for the quarterly period ended. Source: Inside Mortgage Finance. 1.51% 1.49% 3.11% 3.01% 12/31/20 3/31/21 6/30/21 9/30/21 12/31/21 10-year Treasury bond yield 0.9% 1.7% 1.5% 1.5% 1.5% 2/10 year Treasury yield spread 0.8% 1.6% 1.2% 1.2% 0.8% 30-year fixed rate mortgage 2.7% 3.2% 3.0% 3.0% 3.1% Secondary mortgage rate 1.3% 2.0% 1.9% 2.0% 2.1% U.S. home price appreciation (Y/Y % change) 10.4% 13.3% 18.7% 19.7% 18.8% Residential mortgage originations (in billions) $1,265 $1,305 $1,230 $1,195 $1,095

22 PFSI’S BALANCED BUSINESS MODEL IS A FLYWHEEL • Diversified business through correspondent, consumer direct and broker direct channels • Correspondent and broker direct channels in particular allow PFSI to access purchase - money volume • Lacks the fixed overhead of the traditional, retail origination model • Recurring fee income business captured over the life of the loan • In the event of higher interest rates, expected life of the loan increases resulting in a more valuable MSR asset • Creates a natural hedge to production income Customer base of over 2 million drives leads for consumer direct Large volumes of production grow servicing portfolio Loan Production 2 nd largest in the U.S. (1) Loan Servicing 6 th largest in the U.S. (1) (1) Inside Mortgage Finance for the year ended or as of September 30, 2021. Includes volume fulfilled or subserviced for PMT. In both businesses, scale and efficiency are critical for success

PENNYMAC FINANCIAL SERVICES

SERVICING PROFITABILITY EXCLUDING VALUATION-RELATED CHANGES

	2018		2019		2020		2021	
	$ in millions	basis points[1]	$ in millions	basis points[1]	$ in millions	basis points[1]	$ in millions	basis points[1]
Operating revenue	$ 771.5	28.6	$ 1,022.6	30.6	$ 1,057.4	26.9	$ 1,100.2	23.3
Realization of MSR cash flows	(280.0)	(10.4)	(429.6)	(12.9)	(392.2)	(10.0)	(347.6)	(7.4)
EBO loan-related revenue[2]	171.4	6.4	147.1	4.4	527.3	13.4	858.3	18.2
Servicing expenses:								
Operating expenses	(283.9)	(10.5)	(319.0)	(9.5)	(355.5)	(9.0)	(433.6)	(9.2)
Payoff-related expense[3]	(27.3)	(1.0)	(41.4)	(1.2)	(116.7)	(3.0)	(156.0)	(3.3)
Credit losses and provisions for defaulted loans	(58.5)	(2.2)	(75.6)	(2.3)	(47.8)	(1.2)	(54.8)	(1.2)
EBO loan transaction-related expense	(41.2)	(1.5)	(59.8)	(1.8)	(31.9)	(0.8)	(26.9)	(0.6)
Financing expenses:								
Interest on ESS	(15.1)	(0.6)	(10.3)	(0.3)	(8.4)	(0.2)	(1.3)	(0.0)
Interest to third parties	(90.5)	(3.4)	(87.2)	(2.6)	(89.2)	(2.3)	(138.8)	(2.9)
Pretax income excluding valuation-related changes	**$ 146.5**	**5.4**	**$ 146.8**	**4.4**	**$ 543.0**	**13.8**	**$ 799.6**	**17.0**
Valuation-related changes[4]								
MSR fair value[5]	163.7		(559.0)		(1,109.8)		(68.3)	
ESS liability fair value	(8.5)		9.3		25.0		(1.0)	
Hedging derivatives gains (losses)	(121.0)		395.5		918.2		(475.2)	
Provision for credit losses on active loans[6]	(8.3)		(7.3)		(114.1)		51.7	
Servicing segment pretax income	**$ 172.3**		**$ (14.8)**		**$ 262.1**		**$ 306.7**	
Average servicing portfolio UPB	**$ 269,403**		**$ 334,169**		**$ 393,504**		**$ 471,459**	

(1) Of average portfolio UPB, annualized
(2) Comprised of net gains on mortgage loans held for sale at fair value and interest income related to EBO loans
(3) Consists of interest shortfall and recording and release fees
(4) Changes in fair value do not include realization of MSR cash flows
(5) Considered in the assessment of MSR fair value changes

23

PENNYMAC HAS DEVELOPED IN A SUSTAINABLE MANNER FOR LONG-TERM GROWTH

PENNYMAC FINANCIAL SERVICES

2008
- Operations launched; de novo build of legacy-free mortgage servicer
- Raised $500 million of capital in private opportunity funds

2009
- PMT formed in an initial public offering raising $320 million
- Correspondent group established with a focus on operations development and process design

2010
- Added servicing leadership for prime portfolio and to drive scalable growth
- Correspondent system launches

2011
- Expanded infrastructure with flagship operations facility in Moorpark, CA
- Correspondent leadership team expands

2012
- Expanded infrastructure in Tampa, FL
- Became largest non-bank correspondent aggregator

2013
- PFSI completed initial public offering
- Expanded infrastructure in Fort Worth, TX

2014
- Continued organic growth and servicing portfolio UPB reaches $100 billion[1]

2015
- PFSI stockholders' equity surpasses $1 billion

2016
- Substantial growth in PFSI's consumer direct capacity

2017
- PFSI issued MSR-backed term notes

2018
- PFSI launched broker-direct lending channel
- PFSI completes corporate reorganization

2019
- Achieved position as the largest correspondent aggregator in the U.S.
- PFSI launched proprietary, cloud-based Servicing Systems Environment (SSE)

2020
- Record production volumes across all channels; nearly $200 billion in UPB[1]
- PFSI issued inaugural $650 million of unsecured Senior Notes

2021
- PFSI issued an additional $1.15 billion of unsecured Senior Notes
- Servicing portfolio surpasses 2 million customers[1]

- **Disciplined growth to address the demands of the GSEs, Agencies, regulators and our financing partners**
  - Since inception, PennyMac has focused on building and testing processes and systems before adding significant transaction volumes
- **Highly experienced management team has created a robust corporate governance system centered on compliance, risk management and quality control**

(1) All figures are for PFSI and include volume fulfilled or subserviced for PMT.

24

25 MSR ASSET VALUATION (1) Weighted average Mortgage Servicing Rights Pool UPB $278,325 Coupon (1) 3.2% Servicing fee/spread (1) 0.34% Prepayment speed assumption (CPR) (1) 10.7% Fair value $3,878.1 As a multiple of servicing fee 4.14 December 31, 2021 Unaudited ($ in millions)

ACQUISITIONS AND ORIGINATIONS BY PRODUCT 26 First Lien Acquisitions/Originations Note: Figures may not sum exactly due to rounding Unaudited ($ in millions) 4Q20 1Q21 2Q21 3Q21 4Q21 Correspondent Acquisitions Conventional Conforming 37,986$ 33,762$ 30,479$ 28,605$ 17,157$ Government 18,923 17,440 16,175 15,375 15,651 Total 56,908$ 51,202$ 46,654$ 43,980$ 32,808$ Consumer Direct Originations Conventional Conforming 3,659$ 4,634$ 5,012$ 6,200$ 6,311$ Government 4,356 6,023 5,661 4,932 4,289 Total 8,015$ 10,657$ 10,672$ 11,131$ 10,600$ Broker Direct Originations Conventional Conforming 3,527$ 3,959$ 3,246$ 3,086$ 2,823$ Government 956 1,158 728 902 860 Total 4,484$ 5,117$ 3,974$ 3,988$ 3,684$ Total acquisitions/originations 69,407$ 66,976$ 61,300$ 59,099$ 47,092$

INTEREST RATE LOCKS BY PRODUCT 27 First Lien Locks Note: Figures may not sum exactly due to rounding Unaudited ($ in millions) 4Q20 1Q21 2Q21 3Q21 4Q21 Correspondent Locks Conventional Conforming 39,451$ 33,998$ 30,332$ 29,411$ 14,717$ Government 19,728 17,064 15,657 16,230 15,544 Total 59,179$ 51,062$ 45,990$ 45,641$ 30,261$ Consumer Direct Locks Conventional Conforming 5,711$ 6,337$ 7,486$ 9,625$ 8,264$ Government 7,126 7,047 6,621 6,701 5,937 Total 12,837$ 13,384$ 14,108$ 16,326$ 14,200$ Broker Direct Locks Conventional Conforming 4,375$ 4,634$ 3,387$ 3,745$ 2,884$ Government 1,341 1,036 1,119 1,131 984 Total 5,716$ 5,671$ 4,506$ 4,876$ 3,867$ Total locks 77,731$ 70,117$ 64,604$ 66,843$ 48,329$

4Q20 1Q21 2Q21 3Q21 4Q21 4Q20 1Q21 2Q21 3Q21 4Q21 Government-insured 714 707 702 700 693 Government-insured 36 37 42 42 42 Conventional 768 761 757 755 750 Conventional 33 34 34 35 36 4Q20 1Q21 2Q21 3Q21 4Q21 4Q20 1Q21 2Q21 3Q21 4Q21 Government-insured 720 719 708 706 704 Government-insured 39 39 39 40 40 Conventional 759 757 748 744 742 Conventional 32 32 33 33 34 4Q20 1Q21 2Q21 3Q21 4Q21 4Q20 1Q21 2Q21 3Q21 4Q21 Government-insured 753 743 726 731 720 Government-insured 43 43 43 42 44 Conventional 768 767 760 760 755 Conventional 32 33 34 34 35 Weighted Average FICO Weighted Average DTI Weighted Average FICO Weighted Average DTI Weighted Average FICO Weighted Average DTI CREDIT CHARACTERISTICS BY ACQUISITION/ORIGINATION PERIOD 28 Correspondent Consumer Direct Broker Direct